Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2017

As a result of recent SEC insurance industry guidance concerning terminology, what we previously referred to as “operating income (loss)”  in our public disclosures we now refer to as “core income (loss)”.  Additionally, the related financial measures of “operating income (loss) per share” and “operating return on equity” were changed accordingly.  In addition, what we previously referred to as “operating income (loss)” when referring to business segment results is now labeled “segment income (loss)”.    There were no changes in the calculation of these amounts.

Effective April 1, 2017, the Company’s results will be reported in the following three business segments — Business Insurance, Bond & Specialty Insurance and Personal Insurance, reflecting a change in the manner in which the Company’s businesses will be managed.  While the segmentation of the Company’s domestic businesses will be unchanged, the Company’s international businesses, which were previously reported in total within the Business and International Insurance segment, will now be disaggregated among these three newly aligned business segments.  The newly aligned segments will be presented in the Company’s financial statements beginning with the period ending June 30, 2017, and prior periods presented therein will be reclassified to conform to the new presentation.

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Net income	$691	$664	$716	$943	$617
Net income per share:
Basic	$2.33	$2.27	$2.48	$3.32	$2.19
Diluted	$2.30	$2.24	$2.45	$3.28	$2.17

Core income	$698	$649	$701	$919	$614
Core income per share:
Basic	$2.35	$2.22	$2.43	$3.23	$2.18
Diluted	$2.33	$2.20	$2.40	$3.20	$2.16

Return on equity	11.6%	10.9%	11.6%	15.8%	10.5%
Core return on equity	12.5%	11.6%	12.5%	16.4%	10.8%

Total assets, at period end	$101,680	$102,446	$102,787	$100,245	$101,246
Total equity, at period end	$24,166	$24,714	$24,439	$23,221	$23,612

Book value per share, at period end	$82.65	$85.73	$86.04	$83.05	$84.51
Less: Net unrealized investment gains, net of tax	6.02	8.12	7.22	2.61	2.95
Adjusted book value per share, at period end	$76.63	$77.61	$78.82	$80.44	$81.56

Weighted average number of common shares outstanding (basic)	294.2	290.1	286.0	282.1	279.7
Weighted average number of common shares outstanding and common stock equivalents (diluted)	297.9	293.6	289.8	285.1	282.4
Common shares outstanding at period end	292.4	288.3	284.1	279.6	279.4

Common stock dividends declared	$181	$197	$193	$191	$190

Common stock repurchased:
Under Board of Directors authorization
Shares	5.1	4.9	4.7	6.6	1.9
Cost	$550	$550	$550	$750	$225
Other
Shares	0.5	—	0.1	—	0.5
Cost	$59	$—	$12	$1	$61

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Net income
Net income	$691	$664	$716	$943	$617
Less: Net realized investment gains (losses), after-tax	(7)	15	15	24	3
Core income	$698	$649	$701	$919	$614

Basic earnings per share
Net income	$2.33	$2.27	$2.48	$3.32	$2.19
Less: Net realized investment gains (losses), after-tax	(0.02)	0.05	0.05	0.09	0.01
Core income	$2.35	$2.22	$2.43	$3.23	$2.18

Diluted earnings per share
Net income	$2.30	$2.24	$2.45	$3.28	$2.17
Less: Net realized investment gains (losses), after-tax	(0.03)	0.04	0.05	0.08	0.01
Core income	$2.33	$2.20	$2.40	$3.20	$2.16

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Basic and Diluted
Net income, as reported	$691	$664	$716	$943	$617
Participating share-based awards - allocated income	(5)	(5)	(6)	(7)	(4)
Net income available to common shareholders - basic and diluted	$686	$659	$710	$936	$613

Common Shares
Basic
Weighted average shares outstanding	294.2	290.1	286.0	282.1	279.7

Diluted
Weighted average shares outstanding	294.2	290.1	286.0	282.1	279.7
Weighted average effects of dilutive securities - stock options and performance shares	3.7	3.5	3.8	3.0	2.7
Diluted weighted average shares outstanding	297.9	293.6	289.8	285.1	282.4

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Revenues
Premiums	$5,981	$6,067	$6,209	$6,277	$6,183
Net investment income	544	549	582	627	610
Fee income	117	119	116	106	113
Net realized investment gains (losses)	(9)	19	23	35	5
Other revenues	53	31	31	148	31
Total revenues	6,686	6,785	6,961	7,193	6,942

Claims and expenses
Claims and claim adjustment expenses	3,712	3,762	3,856	3,740	4,094
Amortization of deferred acquisition costs	971	989	1,012	1,013	1,003
General and administrative expenses	995	1,054	1,057	1,048	996
Interest expense	91	93	89	90	89
Total claims and expenses	5,769	5,898	6,014	5,891	6,182

Income before income taxes	917	887	947	1,302	760
Income tax expense	226	223	231	359	143
Net income	$691	$664	$716	$943	$617

Other-than-temporary impairments (OTTI)
Total OTTI losses	$(28)	$(4)	$(4)	$(4)	$(1)
OTTI losses recognized in net realized investment gains (losses)	$(18)	$(4)	$(4)	$(3)	$(2)
OTTI gains (losses) recognized in other comprehensive income	$(10)	$—	$—	$(1)	$1

Other statistics
Effective tax rate on net investment income	19.3%	19.4%	19.0%	21.3%	21.3%
Net investment income (after-tax)	$439	$442	$472	$493	$480

Catastrophes, net of reinsurance:
Pre-tax	$318	$333	$89	$137	$347
After-tax	$207	$222	$58	$89	$226

Prior year reserve development - favorable (unfavorable)
Pre-tax	$180	$288	$39	$264	$81
After-tax	$119	$192	$27	$172	$44

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Underwriting gain	$289	$248	$269	$393	$175
Net investment income	439	442	472	493	480
Other income (expense), including interest expense	(30)	(41)	(40)	33	(41)
Core income	698	649	701	919	614
Net realized investment gains (losses)	(7)	15	15	24	3
Net income	$691	$664	$716	$943	$617

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.1%	61.1%	61.2%	58.8%	65.3%
Underwriting expense ratio	31.2%	32.0%	31.7%	31.2%	30.7%
Combined ratio	92.3%	93.1%	92.9%	90.0%	96.0%
Combined ratio excluding incremental impact of direct to consumer initiative	92.0%	92.7%	92.5%	89.6%	95.7%

Impact on combined ratio:
Net favorable prior year reserve development	-3.0%	-4.7%	-0.6%	-4.2%	-1.3%
Catastrophes, net of reinsurance	5.3%	5.5%	1.4%	2.2%	5.6%
Underlying combined ratio	90.0%	92.3%	92.1%	92.0%	91.7%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Billing and policy fees and other	$22	$22	$23	$22	$23
Fee income:
Loss and loss adjustment expenses	$44	$45	$44	$35	$42
Underwriting expenses	73	74	72	71	71
Total fee income	$117	$119	$116	$106	$113

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Core Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Revenues
Premiums	$5,981	$6,067	$6,209	$6,277	$6,183
Net investment income	544	549	582	627	610
Fee income	117	119	116	106	113
Other revenues	53	31	31	148	31
Total revenues	6,695	6,766	6,938	7,158	6,937

Claims and expenses
Claims and claim adjustment expenses	3,712	3,762	3,856	3,740	4,094
Amortization of deferred acquisition costs	971	989	1,012	1,013	1,003
General and administrative expenses	995	1,054	1,057	1,048	996
Interest expense	91	93	89	90	89
Total claims and expenses	5,769	5,898	6,014	5,891	6,182

Core income before income taxes	926	868	924	1,267	755
Income tax expense	228	219	223	348	141
Core income	$698	$649	$701	$919	$614

Other statistics
Effective tax rate on net investment income	19.3%	19.4%	19.0%	21.3%	21.3%
Net investment income (after-tax)	$439	$442	$472	$493	$480

Catastrophes, net of reinsurance:
Pre-tax	$318	$333	$89	$137	$347
After-tax	$207	$222	$58	$89	$226

Prior year reserve development - favorable (unfavorable)
Pre-tax	$180	$288	$39	$264	$81
After-tax	$119	$192	$27	$172	$44

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Statutory underwriting
Gross written premiums	$6,712	$6,688	$6,798	$6,297	$7,018
Net written premiums	$6,166	$6,345	$6,389	$6,058	$6,495

Net earned premiums	$5,981	$6,067	$6,209	$6,277	$6,183
Losses and loss adjustment expenses	3,663	3,709	3,803	3,685	4,043
Underwriting expenses	1,932	2,009	2,001	1,926	1,975
Statutory underwriting gain	386	349	405	666	165
Policyholder dividends	10	11	11	16	11
Statutory underwriting gain after policyholder dividends	$376	$338	$394	$650	$154

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,224	$39,797	$39,956	$39,904	$40,313
Increase (decrease) in reserves	$442	$(427)	$159	$(52)	$409
Statutory capital and surplus	$20,569	$20,634	$20,609	$20,759	$20,617
Net written premiums/surplus (1)	1.19:1	1.19:1	1.20:1	1.20:1	1.23:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Written premiums
Gross	$6,712	$6,688	$6,798	$6,297	$7,018
Ceded	(546)	(343)	(409)	(239)	(523)
Net	$6,166	$6,345	$6,389	$6,058	$6,495

Earned premiums
Gross	$6,381	$6,487	$6,604	$6,665	$6,550
Ceded	(400)	(420)	(395)	(388)	(367)
Net	$5,981	$6,067	$6,209	$6,277	$6,183

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Segment Income - Business and International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Revenues
Premiums	$3,599	$3,631	$3,692	$3,698	$3,620
Net investment income	415	420	445	483	470
Fee income	114	115	111	102	109
Other revenues	33	8	10	125	10
Total revenues	4,161	4,174	4,258	4,408	4,209

Claims and expenses
Claims and claim adjustment expenses	2,299	2,385	2,380	2,126	2,364
Amortization of deferred acquisition costs	579	588	598	593	588
General and administrative expenses	663	696	697	690	656
Total claims and expenses	3,541	3,669	3,675	3,409	3,608

Segment income before income taxes	620	505	583	999	601
Income tax expense	144	112	126	277	133
Segment income	$476	$393	$457	$722	$468

Other statistics
Effective tax rate on net investment income	19.4%	19.5%	18.7%	21.4%	21.4%
Net investment income (after-tax)	$335	$337	$363	$378	$369

Catastrophes, net of reinsurance:
Pre-tax	$148	$212	$72	$80	$134
After-tax	$97	$143	$47	$52	$88

Prior year reserve development - favorable (unfavorable)
Pre-tax (1)	$93	$138	$19	$234	$71
After-tax (1)	$63	$94	$14	$152	$38

(1)  The first quarter of 2017 includes the unfavorable impact of $62 million pre-tax ($51 million after-tax) in the Company’s international operations in Europe due to the UK  Ministry of Justice’s recent “Ogden” discount rate adjustment applied to lump sum bodily injury payouts.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Business and International Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Underwriting gain	$121	$48	$87	$263	$91
Net investment income	335	337	363	378	369
Other income (expense)	20	8	7	81	8
Segment income	$476	$393	$457	$722	$468

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	62.4%	64.2%	63.0%	56.3%	63.9%
Underwriting expense ratio	32.4%	33.3%	33.1%	32.7%	32.4%
Combined ratio	94.8%	97.5%	96.1%	89.0%	96.3%

Impact on combined ratio:
Net favorable prior year reserve development	-2.6%	-3.8%	-0.5%	-6.3%	-1.9%
Catastrophes, net of reinsurance	4.1%	5.8%	1.9%	2.2%	3.7%
Underlying combined ratio	93.3%	95.5%	94.7%	93.1%	94.5%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Billing and policy fees and other	$6	$6	$6	$6	$6
Fee income:
Loss and loss adjustment expenses	$44	$45	$44	$35	$42
Underwriting expenses	70	70	67	67	67
Total fee income	$114	$115	$111	$102	$109

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Statutory underwriting
Gross written premiums	$4,366	$3,997	$3,956	$3,717	$4,457
Net written premiums	$3,914	$3,680	$3,583	$3,498	$4,027

Net earned premiums	$3,599	$3,631	$3,692	$3,698	$3,620
Losses and loss adjustment expenses	2,252	2,334	2,330	2,077	2,314
Underwriting expenses	1,236	1,231	1,203	1,173	1,246
Statutory underwriting gain	111	66	159	448	60
Policyholder dividends	8	9	9	9	9
Statutory underwriting gain after policyholder dividends	$103	$57	$150	$439	$51

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Net written premiums by market
Domestic
Select Accounts	$724	$709	$657	$639	$755
Middle Market	1,830	1,495	1,618	1,526	1,956
National Accounts	320	234	245	259	288
First Party	358	466	399	378	352
Specialized Distribution	285	301	261	241	255
Total Domestic	3,517	3,205	3,180	3,043	3,606
International	397	475	403	455	421
Total	$3,914	$3,680	$3,583	$3,498	$4,027

Net written premiums by product line
Workers’ compensation	$1,198	$916	$939	$892	$1,207
Commercial automobile	544	517	502	474	581
Commercial property	406	520	437	424	402
General liability	537	471	506	473	558
Commercial multi-peril	829	777	777	774	855
International	397	475	403	455	421
Other	3	4	19	6	3
Total	$3,914	$3,680	$3,583	$3,498	$4,027

National Accounts
Additions to claim volume under administration (1)	$797	$545	$553	$661	$734
Written fees	$115	$91	$87	$84	$104

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Revenues
Premiums	$508	$518	$529	$533	$514
Net investment income	52	51	53	54	52
Other revenues	3	6	4	7	5
Total revenues	563	575	586	594	571

Claims and expenses
Claims and claim adjustment expenses	164	80	173	155	213
Amortization of deferred acquisition costs	96	98	102	101	97
General and administrative expenses	94	96	98	101	100
Total claims and expenses	354	274	373	357	410

Segment income before income taxes	209	301	213	237	161
Income tax expense	65	99	67	76	32
Segment income	$144	$202	$146	$161	$129

Other statistics
Effective tax rate on net investment income	18.1%	18.1%	18.8%	19.0%	19.2%
Net investment income (after-tax)	$42	$42	$43	$44	$42

Catastrophes, net of reinsurance:
Pre-tax	$1	$3	$1	$1	$1
After-tax	$—	$2	$1	$1	$—

Prior year reserve development - favorable (unfavorable)
Pre-tax	$60	$150	$41	$75	$10
After-tax	$39	$98	$26	$49	$6

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Underwriting gain	$100	$156	$99	$113	$84
Net investment income	42	42	43	44	42
Other income (expense)	2	4	4	4	3
Segment income	$144	$202	$146	$161	$129

Combined ratio
Loss and loss adjustment expense ratio	31.9%	15.0%	32.3%	27.8%	41.1%
Underwriting expense ratio	37.4%	37.4%	37.8%	37.9%	38.2%
Combined ratio	69.3%	52.4%	70.1%	65.7%	79.3%

Impact on combined ratio:
Net favorable prior year reserve development	-11.9%	-29.1%	-7.5%	-14.2%	-1.9%
Catastrophes, net of reinsurance	0.1%	0.6%	0.2%	0.2%	0.1%
Underlying combined ratio	81.1%	80.9%	77.4%	79.7%	81.1%

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Statutory underwriting
Gross written premiums	$536	$549	$580	$518	$549
Net written premiums	$492	$536	$566	$505	$504

Net earned premiums	$508	$518	$529	$533	$514
Losses and loss adjustment expenses	162	78	171	147	211
Underwriting expenses	195	198	205	196	201
Statutory underwriting gain	151	242	153	190	102
Policyholder dividends	2	2	2	7	2
Statutory underwriting gain after policyholder dividends	$149	$240	$151	$183	$100

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Net written premiums by product line
Fidelity & surety	$219	$255	$266	$221	$225
General liability	227	240	246	241	234
Other	46	41	54	43	45
Total	$492	$536	$566	$505	$504

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Segment Income - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Revenues
Premiums	$1,874	$1,918	$1,988	$2,046	$2,049
Net investment income	77	78	84	90	88
Fee income	3	4	5	4	4
Other revenues	14	14	14	14	15
Total revenues	1,968	2,014	2,091	2,154	2,156

Claims and expenses
Claims and claim adjustment expenses	1,249	1,297	1,303	1,459	1,517
Amortization of deferred acquisition costs	296	303	312	319	318
General and administrative expenses	230	255	254	249	232
Total claims and expenses	1,775	1,855	1,869	2,027	2,067

Segment income before income taxes	193	159	222	127	89
Income tax expense	54	43	64	30	10
Segment income	$139	$116	$158	$97	$79

Other statistics
Effective tax rate on net investment income	19.5%	19.7%	21.0%	21.9%	22.0%
Net investment income (after-tax)	$62	$63	$66	$71	$69

Catastrophes, net of reinsurance:
Pre-tax	$169	$118	$16	$56	$212
After-tax	$110	$77	$10	$36	$138

Prior year reserve development - favorable (unfavorable)
Pre-tax	$27	$—	$(21)	$(45)	$—
After-tax	$17	$—	$(13)	$(29)	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Underwriting gain	$68	$44	$83	$17	$—
Net investment income	62	63	66	71	69
Other income (expense)	9	9	9	9	10
Segment income	$139	$116	$158	$97	$79

Combined ratio (1)
Loss and loss adjustment expense ratio	66.7%	67.6%	65.5%	71.4%	74.1%
Underwriting expense ratio	27.0%	28.1%	27.4%	26.8%	25.8%
Combined ratio	93.7%	95.7%	92.9%	98.2%	99.9%
Combined ratio excluding incremental impact of direct to consumer initiative	92.8%	94.6%	91.7%	97.1%	99.0%

Impact on combined ratio:
Net (favorable)/unfavorable prior year reserve development	-1.4%	0.0%	1.1%	2.2%	0.0%
Catastrophes, net of reinsurance	9.0%	6.2%	0.8%	2.8%	10.4%
Underlying combined ratio	86.1%	89.5%	91.0%	93.2%	89.5%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Billing and policy fees and other	$16	$16	$17	$16	$17

Fee income	$3	$4	$5	$4	$4

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Statutory underwriting
Gross written premiums	$1,810	$2,142	$2,262	$2,062	$2,012
Net written premiums	$1,760	$2,129	$2,240	$2,055	$1,964

Net earned premiums	$1,874	$1,918	$1,988	$2,046	$2,049
Losses and loss adjustment expenses	1,249	1,297	1,302	1,461	1,518
Underwriting expenses	501	580	593	557	528
Statutory underwriting gain	$124	$41	$93	$28	$3

Policies in force (in thousands)
Automobile	2,346	2,417	2,502	2,587	2,645
Homeowners and other	4,188	4,244	4,279	4,311	4,362

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Statutory underwriting

Gross written premiums	$939	$1,022	$1,099	$1,063	$1,094
Net written premiums	$932	$1,018	$1,095	$1,058	$1,087

Net earned premiums	$891	$925	$973	$1,019	$1,035
Losses and loss adjustment expenses	626	703	751	945	800
Underwriting expenses	234	252	259	256	260
Statutory underwriting gain (loss)	$31	$(30)	$(37)	$(182)	$(25)

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	70.3%	75.9%	77.1%	92.8%	77.3%
Underwriting expense ratio	24.9%	25.4%	24.3%	23.9%	23.8%
Combined ratio	95.2%	101.3%	101.4%	116.7%	101.1%

Impact on combined ratio:
Net (favorable)/unfavorable prior year reserve development	-0.8%	0.0%	0.0%	3.9%	0.0%
Catastrophes, net of reinsurance	2.0%	2.7%	0.3%	0.6%	2.5%
Underlying combined ratio	94.0%	98.6%	101.1%	112.2%	98.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$19	$24	$4	$5	$26
After-tax	$12	$16	$2	$4	$17

Prior year reserve development - favorable (unfavorable)
Pre-tax	$7	$—	$—	$(40)	$—
After-tax	$4	$—	$—	$(25)	$—

Policies in force (in thousands)	2,212	2,275	2,350	2,428	2,482
Change from prior year quarter	9.5%	10.6%	11.6%	12.6%	12.2%
Change from prior quarter	2.5%	2.8%	3.3%	3.3%	2.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Billing and policy fees and other	$9	$9	$9	$9	$10

Fee income	$2	$2	$2	$2	$2

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Statutory underwriting

Gross written premiums	$803	$1,045	$1,075	$920	$835
Net written premiums	$760	$1,036	$1,058	$918	$794

Net earned premiums	$920	$926	$942	$949	$934
Losses and loss adjustment expenses	578	541	493	447	646
Underwriting expenses	236	297	301	272	243
Statutory underwriting gain	$106	$88	$148	$230	$45

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	62.8%	58.4%	52.3%	47.2%	69.1%
Underwriting expense ratio	27.6%	29.5%	29.2%	28.9%	27.6%
Combined ratio	90.4%	87.9%	81.5%	76.1%	96.7%

Impact on combined ratio:
Net (favorable)/unfavorable prior year reserve development	-1.8%	0.0%	2.0%	0.5%	0.0%
Catastrophes, net of reinsurance	16.0%	9.7%	1.2%	5.2%	19.1%
Underlying combined ratio	76.2%	78.2%	78.3%	70.4%	77.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$147	$91	$11	$49	$178
After-tax	$96	$59	$7	$31	$116

Prior year reserve development - favorable (unfavorable)
Pre-tax	$17	$—	$(19)	$(5)	$—
After-tax	$11	$—	$(12)	$(4)	$—

Policies in force (in thousands)	4,068	4,117	4,146	4,174	4,222
Change from prior year quarter	1.5%	2.5%	2.8%	3.3%	3.8%
Change from prior quarter	0.6%	1.2%	0.7%	0.7%	1.1%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Billing and policy fees and other	$7	$6	$6	$7	$7

Fee income	$2	$2	$2	$1	$2

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Net written premiums
Automobile	$51	$53	$63	$57	$64
Homeowners and other	17	22	24	22	19
Total net written premiums	$68	$75	$87	$79	$83

Revenues
Premiums	$63	$67	$73	$78	$80
Other revenues	—	1	1	1	1
Total revenues	63	68	74	79	81

Claims and expenses
Claims and claim adjustment expenses	45	53	59	68	72
Amortization of deferred acquisition costs	1	2	2	1	2
General and administrative expenses	30	30	32	29	24
Total claims and expenses	76	85	93	98	98

Direct to Consumer loss before income taxes	(13)	(17)	(19)	(19)	(17)
Income taxes	(5)	(5)	(7)	(7)	(6)
Direct to Consumer loss	$(8)	$(12)	$(12)	$(12)	$(11)

Other statistics
Policies in force (in thousands)
Automobile	134	142	152	159	163
Homeowners and other	120	127	133	137	140

Catastrophes, net of reinsurance:
Pre-tax	$3	$3	$1	$2	$8
After-tax	$2	$2	$1	$1	$5

Prior year reserve development - favorable (unfavorable)
Pre-tax	$3	$—	$(2)	$—	$—
After-tax	$2	$—	$(1)	$—	$—

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance Segment income.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Revenues
Other revenues	$3	$3	$3	$2	$1

Claims and expenses
Interest expense	91	93	89	90	89
General and administrative expenses	8	7	8	8	8
Total claims and expenses	99	100	97	98	97

Loss before income tax benefit	(96)	(97)	(94)	(96)	(96)
Income taxes	(35)	(35)	(34)	(35)	(34)
Loss	$(61)	$(62)	$(60)	$(61)	$(62)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	March 31,	December 31,
	2017	2016

Assets
Fixed maturities, available for sale, at fair value (amortized cost $60,269 and $59,650)	$61,268	$60,515
Equity securities, available for sale, at fair value (cost $512 and $504)	751	732
Real estate investments	926	928
Short-term securities	4,817	4,865
Other investments	3,495	3,448
Total investments	71,257	70,488

Cash	249	307
Investment income accrued	575	630
Premiums receivable	7,012	6,722
Reinsurance recoverables	8,199	8,287
Ceded unearned premiums	745	589
Deferred acquisition costs	1,987	1,923
Deferred taxes	261	465
Contractholder receivables	4,668	4,609
Goodwill	3,584	3,580
Other intangible assets	266	268
Other assets	2,443	2,377
Total assets	$101,246	$100,245

	March 31,	December 31,
	2017	2016

Liabilities
Claims and claim adjustment expense reserves	$48,320	$47,949
Unearned premium reserves	12,814	12,329
Contractholder payables	4,668	4,609
Payables for reinsurance premiums	429	273
Debt	6,438	6,437
Other liabilities	4,965	5,427
Total liabilities	77,634	77,024

Shareholders’ equity
Common stock (1,750.0 shares authorized; 279.4 and 279.6 shares issued and outstanding)	22,724	22,614
Retained earnings	32,623	32,196
Accumulated other comprehensive loss	(615)	(755)
Treasury stock, at cost (491.9 and 489.5 shares)	(31,120)	(30,834)
Total shareholders’ equity	23,612	23,221
Total liabilities and shareholders’ equity	$101,246	$100,245

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2017	Yield (1)	2016	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,587	3.16%	$28,895	3.17%
Tax-exempt fixed maturities	31,681	3.18%	31,620	3.25%
Total fixed maturities	61,268	3.17%	60,515	3.21%

Non-redeemable preferred stocks	132	5.37%	129	5.37%
Public common stocks	619		603
Total equity securities	751		732

Real estate investments	926		928

Short-term securities	4,817	0.87%	4,865	0.74%

Private equities	2,079		2,049
Hedge funds	336		339
Real estate partnerships	645		644
Other investments	435		416
Total other investments	3,495		3,448

Total investments	$71,257		$70,488

Net unrealized investment gains, net of tax, included in shareholders’ equity	$823		$730

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	March 31,	December 31,
	2017	2016
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,049	$2,035
Obligations of states and political subdivisions:
Pre-refunded	4,612	5,157
All other	27,348	26,753
Total	31,960	31,910
Debt securities issued by foreign governments	1,590	1,662
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,780	1,708
Corporates (including redeemable preferreds)	23,889	23,200
Total fixed maturities	$61,268	$60,515

Fixed Maturities

Quality Characteristics (1)

	March 31, 2017
	Amount	% of Total
Quality Ratings
Aaa	$26,252	42.8%
Aa	17,379	28.4
A	8,576	14.0
Baa	7,309	11.9
Total investment grade	59,516	97.1
Ba	1,062	1.8
B	439	0.7
Caa and lower	251	0.4
Total below investment grade	1,752	2.9
Total fixed maturities	$61,268	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.3

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Gross investment income
Fixed maturities	$503	$497	$490	$491	$477
Short-term securities	6	7	7	9	11
Other	44	53	95	138	131
	553	557	592	638	619
Investment expenses	9	8	10	11	9
Net investment income, pre-tax	544	549	582	627	610
Income taxes	105	107	110	134	130
Net investment income, after-tax	$439	$442	$472	$493	$480

Effective tax rate	19.3%	19.4%	19.0%	21.3%	21.3%

Average invested assets (1)	$69,926	$70,033	$70,110	$70,697	$70,865

Average yield pre-tax (1)	3.1%	3.1%	3.3%	3.5%	3.4%
Average yield after-tax	2.5%	2.5%	2.7%	2.8%	2.7%

(1)  Excludes net unrealized investment gains, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Net realized investment gains (losses)
Fixed maturities	$4	$21	$11	$8	$4
Equity securities	(5)	2	2	3	5
Other (1)	(8)	(4)	10	24	(4)
Realized investment gains (losses) before tax	(9)	19	23	35	5
Related taxes	(2)	4	8	11	2
Net realized investment gains (losses)	$(7)	$15	$15	$24	$3

Gross investment gains (1)	$120	$150	$68	$141	$58
Gross investment losses before impairments (1)	(111)	(127)	(41)	(103)	(51)
Net investment gains (losses) before impairments	9	23	27	38	7
Other-than-temporary impairment losses	(18)	(4)	(4)	(3)	(2)
Net realized investment gains (losses) before tax	(9)	19	23	35	5
Related taxes	(2)	4	8	11	2
Net realized investment gains (losses)	$(7)	$15	$15	$24	$3

	March 31,	June 30,	September 30,	December 31,	March 31,
	2016	2016	2016	2016	2017

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,495	$3,336	$2,887	$865	$999
Equity securities & other	198	249	248	247	256
Unrealized investment gains before tax	2,693	3,585	3,135	1,112	1,255
Related taxes	934	1,244	1,086	382	432

Balance, end of period	$1,759	$2,341	$2,049	$730	$823

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$30	$31	$36	$45	$31
Gross investment Treasury future losses	$49	$42	$33	$20	$34

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	March 31,	December 31,
	2017	2016
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,153	$3,181
Allowance for uncollectible reinsurance	(115)	(116)
Net reinsurance recoverables (i)	3,038	3,065
Mandatory pools and associations (ii)	2,016	2,054
Structured settlements (iii)	3,145	3,168
Total reinsurance recoverables	$8,199	$8,287

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	March 31,
Reinsurer	Predominant Reinsurer	2017
Swiss Re Group	A+ second highest of 16 ratings	$373
Berkshire Hathaway	A++ highest of 16 ratings	242
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	216
Munich Re Group	A+ second highest of 16 ratings	189
XL Capital Group	A third highest of 16 ratings	147

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2017, after deducting mandatory pools and associations and structured settlement balances, $2.4 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% of net recoverables from reinsurers were comprised of the following:  5% related to the Company’s participation in voluntary pools, 13% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.0 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at March 31, 2017.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,
Group	Predominant Insurer	2017
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$877
Metlife (1)	A third highest of 16 ratings	389
Genworth Financial Group (2)	B++ fifth highest of 16 ratings	374
John Hancock Group	A+ second highest of 16 ratings	295
Symetra Financial Corporation	A third highest of 16 ratings	262

(1)  MetLife Inc. previously announced a plan to pursue the separation of a substantial portion of its U.S. Retail segment into an entity to be named Brighthouse Financial, Inc. MetLife Insurance Company USA, which holds the majority of the structured settlement annuities that the Company has with MetLife, has been renamed Brighthouse Life Insurance Company. As of March 31, 2017, Brighthouse Life Insurance Company was still part of the MetLife group.

(2)  On October 23, 2016, Genworth Financial (Genworth) announced that they have entered into a definitive agreement under which China Oceanwide Holdings Group Co., Ltd. (China Oceanwide) agreed to acquire all of the outstanding shares of Genworth. The transaction, which has been approved by both companies’ boards of directors, is expected to close by the middle of 2017. On March 7, 2017 Genworth’s stockholders adopted the merger agreement, and the acquistion is pending the receipt of required regulatory approvals.  China Oceanwide is a privately held, family owned international financial holding group headquartered in Beijing, China.  Following the announcement A.M. Best affirmed the financial strength rating of Genworth Life & Annuity Insurance Company at B++ (Good), and downgraded Genworth Life Insurance Company and Genworth Life Insurance Company of New York from B++ (Good) to B (Fair) and placed all ratings under review with negative implications.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$33,669	$34,002	$33,632	$33,801	$33,581
Incurred	2,252	2,334	2,330	2,077	2,314
Paid	(2,020)	(2,642)	(2,137)	(2,213)	(2,165)
Foreign exchange and other	101	(62)	(24)	(84)	33
End of period	$34,002	$33,632	$33,801	$33,581	$33,763

Bond & Specialty Insurance
Beginning of period	$3,030	$3,020	$2,927	$2,881	$2,826
Incurred	162	78	171	147	211
Paid	(172)	(168)	(217)	(201)	(217)
Foreign exchange and other	—	(3)	—	(1)	1
End of period	$3,020	$2,927	$2,881	$2,826	$2,821

Personal Insurance
Beginning of period	$3,083	$3,202	$3,238	$3,274	$3,497
Incurred	1,249	1,297	1,302	1,461	1,518
Paid	(1,130)	(1,261)	(1,266)	(1,238)	(1,286)
End of period	$3,202	$3,238	$3,274	$3,497	$3,729

Total
Beginning of period	$39,782	$40,224	$39,797	$39,956	$39,904
Incurred	3,663	3,709	3,803	3,685	4,043
Paid	(3,322)	(4,071)	(3,620)	(3,652)	(3,668)
Foreign exchange and other	101	(65)	(24)	(85)	34
End of period	$40,224	$39,797	$39,956	$39,904	$40,313

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$225	$—	$—
Environmental	—	82	—	—	—
All other	(93)	(220)	(244)	(234)	(71)
Total Business and International Insurance (1)	(93)	(138)	(19)	(234)	(71)

Bond & Specialty Insurance	(60)	(150)	(41)	(75)	(10)

Personal Insurance	(27)	—	21	45	—
Total	$(180)	$(288)	$(39)	$(264)	$(81)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Asbestos reserves
Beginning reserves:
Gross	$1,989	$1,937	$1,317	$1,597	$1,512
Ceded	(179)	(164)	(83)	(195)	(186)
Net	1,810	1,773	1,234	1,402	1,326
Incurred losses and loss expenses:
Gross	—	—	355	—	—
Ceded	—	—	(130)	—	—
Paid loss and loss expenses:
Gross	52	619	75	85	76
Ceded	(15)	(81)	(18)	(9)	(18)
Foreign exchange and other:
Gross	—	(1)	—	—	—
Ceded	—	—	—	—	—
Ending reserves:
Gross	1,937	1,317	1,597	1,512	1,436
Ceded	(164)	(83)	(195)	(186)	(168)
Net	$1,773	$1,234	$1,402	$1,326	$1,268

Environmental reserves
Beginning reserves:
Gross	$375	$366	$439	$411	$395
Ceded	(14)	(14)	(18)	(17)	(13)
Net	361	352	421	394	382
Incurred losses and loss expenses:
Gross	—	87	—	—	—
Ceded	—	(5)	—	—	—
Paid loss and loss expenses:
Gross	10	14	28	15	16
Ceded	—	(1)	(1)	(4)	—
Foreign exchange and other:
Gross	1	—	—	(1)	—
Ceded	—	—	—	—	—
Ending reserves:
Gross	366	439	411	395	379
Ceded	(14)	(18)	(17)	(13)	(13)
Net	$352	$421	$394	$382	$366

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
	2017	2016
Debt

Short-term debt
Commercial paper	$100	$100
5.75% Senior notes due December 15, 2017 (1)	450	450
Total short-term debt	550	550

Long-term debt
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (2)	107	107
Total long-term debt	5,911	5,911
Unamortized fair value adjustment	47	47
Unamortized debt issuance costs	(70)	(71)
	5,888	5,887
Total debt	6,438	6,437

Common equity (excluding net unrealized investment gains, net of tax)	22,789	22,491

Total capital (excluding net unrealized investment gains, net of tax)	$29,227	$28,928

Total debt to capital (excluding net unrealized investment gains, net of tax)	22.0%	22.3%

(1)  Redeemable anytime with “make-whole” premium.

(2)  Redeemable at anytime at par. On March 15, 2017 interest was converted from a fixed rate to a floating rate, which was 3.346% on March 31, 2017.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2017 (1)	2016

Statutory capital and surplus	$20,617	$20,759

GAAP adjustments

Goodwill and intangible assets	3,686	3,684

Investments	1,421	1,273

Noninsurance companies	(4,135)	(4,559)

Deferred acquisition costs	1,987	1,923

Deferred federal income tax	(1,183)	(1,038)

Current federal income tax	(13)	(31)

Reinsurance recoverables	69	69

Furniture, equipment & software	696	690

Agents balances	166	156

Other	301	295

Total GAAP adjustments	2,995	2,462

GAAP shareholders’ equity	$23,612	$23,221

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Cash flows from operating activities
Net income	$691	$664	$716	$943	$617
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	9	(19)	(23)	(35)	(5)
Depreciation and amortization	213	200	211	202	211
Deferred federal income tax expense	105	(30)	(46)	81	151
Amortization of deferred acquisition costs	971	989	1,012	1,013	1,003
Equity in income from other investments	(17)	(27)	(70)	(118)	(109)
Premiums receivable	(393)	(174)	227	54	(286)
Reinsurance recoverables	126	190	(68)	362	94
Deferred acquisition costs	(1,014)	(1,048)	(1,034)	(965)	(1,065)
Claims and claim adjustment expense reserves	226	(613)	248	(118)	334
Unearned premium reserves	328	203	194	(353)	475
Other	(395)	108	403	73	(645)
Net cash provided by operating activities	850	443	1,770	1,139	775

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,748	2,025	2,875	2,327	2,218
Proceeds from sales of investments:
Fixed maturities	421	318	126	552	188
Equity securities	14	24	33	21	21
Real estate investments	69	—	—	—	11
Other investments	186	157	226	270	195
Purchases of investments:
Fixed maturities	(2,700)	(3,005)	(3,299)	(2,605)	(3,056)
Equity securities	(12)	(14)	(10)	(15)	(22)
Real estate investments	(7)	(13)	(10)	(18)	(16)
Other investments	(162)	(128)	(132)	(158)	(124)
Net sales (purchases) of short-term securities	85	596	(816)	(64)	49
Securities transactions in course of settlement	291	170	50	(532)	157
Other	(79)	(75)	(86)	(104)	(63)
Net cash provided by (used in) investing activities	(146)	55	(1,043)	(326)	(442)

The Travelers Companies, Inc. Statement of Cash Flows (Continued) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2016	2016	2016	2016	2017

Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(550)	(550)	(550)	(750)	(225)
Treasury stock acquired - net employee share-based compensation	(59)	—	(12)	(1)	(61)
Dividends paid to shareholders	(180)	(195)	(194)	(188)	(190)
Payment of debt	—	(400)	—	—	—
Issuance of debt	—	491	—	—	—
Issuance of common stock - employee share options	64	65	35	168	83
Net cash used in financing activities	(725)	(589)	(721)	(771)	(393)

Effect of exchange rate changes on cash	2	(5)	(2)	(4)	2

Net increase (decrease) in cash	(19)	(96)	4	38	(58)
Cash at beginning of period	380	361	265	269	307
Cash at end of period	$361	$265	$269	$307	$249

Income taxes paid	$63	$404	$181	$244	$2
Interest paid	$42	$138	$43	$135	$43

The Travelers Companies, Inc. Financial Supplement - First Quarter 2017 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is comparable to core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical, radiological, cyber-attacks, explosions and infrastructure failures.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.   Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business and International Insurance - Business and International Insurance offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States and in Canada, as well as in the United Kingdom, the Republic of Ireland, Brazil, Colombia and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, and Excess Casualty; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, crime, management and professional liability, and cyber risk coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.